SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ______________________

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                December 7, 2004


                               HOMENET CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      000-22236                33-0565710
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission file number)      (IRS employer
        incorporation)                                       identification no.)

       5252 North Edgewood Drive, #310, Prove, Utah           84604
       --------------------------------------------         ----------
         (Address of principal executive offices)           (Zip code)


                                 (801) 502-6100
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)

                   This document contains a total of 11 pages.

Item 8.01 Other Information

         The Company entered into loan arrangement with two accredited lenders who agreed to loan the Company the principal amount of $1,200,000 (the "Loan"). The loan agreement is dated December 6, 2004, but an executed copies of the agreement were not delivered until December 7, 2004. The Loan was guaranteed by affiliates and other parties that are related to the Company. The Loan is payable in full on the 120 day anniversary of the date upon which any security interest associated with the Loan are executed. A loan origination fee in the amount of $204,000 is payable in connection with the Loan. As additional consideration for the Loan, the Company agreed to issued to the Lenders warrants exercisable for 75,000 shares of common stock that are exercisable for a five year period at $1.50 per share. The Loan proceeds are not immediately available to the Company, but are paid upon satisfaction of certain contingencies. In addition, part of the Loan proceeds are to be utilized to pay the Company's obligation to Zions National Bank in full.

Item 9.01 Financial Statements and Exhibits

         a.       Financial statements of businesses acquired

                  Not applicable.

         b.       Pro forma financial information

                  Not applicable.

         c.       Exhibits

                  Number                       Description
                  ------                       -----------

                  10.1 Loan Agreement by and between the Company and Horn Irrevocable Trust and Vescovo Finance, LLC.

                  10.2 Secured Promissory Note by and between the Company and Horn Irrevocable Trust and Vescovo Finance, LLC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     HOMENET CORPORATION




Date: December 13, 2004                              By  /s/ Frank Gillen
                                                        Frank Gillen
                                                        President

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